SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                    Date of Report:  May 15, 1996

                           BBN Corporation
          (Exact name of registrant as specified in its charter)

                            Massachusetts
             (State or other jurisdiction of incorporation)

           1-6435                                    04-2164398
(Commission File Number)                (I.R.S. Employer Identification Number)

         150 CambridgePark Drive, Cambridge, Massachusetts  02140
          (Address of principal executive offices)      (zip code)

      Registrant's telephone number, including area code:  (617) 873-2000



         (Former name or former address, if changed since last report.)



Item 5.  Other Events.

In connection with the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995, BBN Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by, or on behalf of, the Company.



Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit:

99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BBN Corporation

Dated:  May 15, 1996          By:  /s/ Paul F. Brauneis
                                   Paul F. Brauneis
                                   Vice President
                                   and Corporate Controller

                              Exhibit Index

     Number              Exhibit                                 Page

     99.1      Cautionary Statement for Purposes of the            4
               "Safe Harbor" Provisions of the Private Securities
               Litigation Reform Act of 1995.